MASSMUTUAL SELECT FUNDS
MassMutual Select Growth Opportunities Fund
(the “Fund”)
Supplement dated May 1, 2020 to the
Prospectus dated February 1, 2020 and the
Summary Prospectus dated February 1, 2020
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The following information replaces the first paragraph for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (page 54 of the Prospectus):
This Fund seeks to achieve its objective by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund typically invests most of its assets in mid- and large-capitalization equity securities of U.S. companies, but may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund.
The following information supplements the information for the Fund found under the heading Principal Risks in the section titled Investments, Risks, and Performance (pages 55-56 of the Prospectus):
Non-Diversification Risk Because the Fund may invest a relatively large percentage of its assets in a single issuer or small number of issuers than a diversified fund, the Fund’s performance could be closely tied to the value of one issuer or a small number of issuers and could be more volatile than the performance of a diversified fund.
The following information supplements the information found beginning on page 111 of the Prospectus in the section titled Additional Information Regarding Principal Risks:
•
Non-Diversification Risk

A “non-diversified” mutual fund may purchase larger positions in a smaller number of issuers than may a diversified mutual fund. Therefore, an increase or decrease in the value of the securities of a single issuer or a small number of issuers may have a greater impact on the Fund’s NAV and the Fund’s performance could be more volatile than the performance of diversified funds.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-20-05
GO-20-1

MASSMUTUAL SELECT FUNDS
MassMutual Select Growth Opportunities Fund
Supplement dated May 1, 2020 to the
Statement of Additional Information dated February 1, 2020
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
The following information replaces the first paragraph found on page B-3 in the section titled General Information:
MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following 19 diversified series of the Trust: (1) MassMutual Select Total Return Bond Fund (“Total Return Bond Fund”), (2) MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”), (3) MassMutual Select BlackRock Global Allocation Fund (“MM Select BlackRock Global Allocation Fund”), (4) MassMutual Select Diversified Value Fund (“Diversified Value Fund”), (5) MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”), (6) MM S&P 500® Index Fund (“S&P 500 Index Fund”), (7) MassMutual Select Equity Opportunities Fund (formerly known as MassMutual Select Focused Value Fund) (“Equity Opportunities Fund”), (8) MassMutual Select Fundamental Growth Fund (“Fundamental Growth Fund”), (9) MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”), (10) MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”), (11) MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”), (12) MassMutual Select Small Company Value Fund (“Small Company Value Fund”), (13) MM S&P® Mid Cap Index Fund (“S&P Mid Cap Index Fund”), (14) MM Russell 2000® Small Cap Index Fund (“Russell 2000 Small Cap Index Fund”), (15) MassMutual Select Mid Cap Growth Fund (formerly known as MassMutual Select Mid Cap Growth Equity II Fund) (“Mid Cap Growth Fund”), (16) MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), (17) MM MSCI EAFE® International Index Fund (“MSCI EAFE International Index Fund”), (18) MassMutual Select Overseas Fund (“Overseas Fund”), (19) MassMutual Select T. Rowe Price International Equity Fund (“MM Select T. Rowe Price International Equity Fund”); and one non-diversified investment portfolio: MassMutual Select Growth Opportunities Fund (“Growth Opportunities Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 55 separate series. Additional series may be created by the Trustees from time-to-time.
The following information replaces similar information found on page B-45 under the heading Fundamental Investment Restrictions of the Funds in the section titled Investment Restrictions of the Funds:
(1)
with the exception of the Growth Opportunities Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

The following information replaces similar information in the table found on pages B-95-B-96 in the section titled Investment Advisory and Other Service Agreements:
	Fiscal Year Ended September 30, 2019					Other Expenses Reimbursed
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Supplemental Shareholder Services Fees Paid
Small Cap Growth Equity Fund	4,392,896	2,885,2888	—	305,323	114,405	—
MM Select T. Rowe Price
International Equity Fund9	6,772,373	3,705,155	—	—	—	(1,198,156)

8
$381,558 paid to Invesco, $519,303 paid to OFI Global Institutional, Inc. (“OFI Global”), and $1,984,427 paid to Wellington Management. Invesco replaced OFI Global as a subadviser of the Fund at the close of business on May 24, 2019.

9
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.67% for Class I.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3001M-20-03